UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2007

GREENE COUNTY BANCSHARES, INC.

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

 100 North Main Street, Greeneville, Tennessee 37743-4992

(423) 639-5111

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange At (17 CFR.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements
            of Certain Officers

(e)
On May 14, 2007, the Board of Directors of Greene County Bancshares (the "Company"), upon the recommendation of its Compensation Committee, approved the following compensatory plans and arrangements for the Company's named executive officers (i.e., the top 5 most highly compensated officers as reported in the Company's Proxy Statement filed in connection with the 2007 annual shareholders' meeting):

    R. Stan Puckett; Chairman and Chief Executive Officer - $117,810 bonus

    Kenneth R. Vaught; President and Chief operating Officer - $65,450 bonus

    James E. Adams; Executive Vice and Chief Financial Officer - base salary increased from $181,562.64 to $200,000

 The bonuses paid to Messrs. Puckett and Vaught were paid pursuant to formulas in accordance with their respective employment agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2007	GREENE COUNTY BANCSHARES, INC.

/s/ James E. Adams
	Name:	James E. Adams
	Title:	Executive Vice President and
Chief Executive Officer